EXHIBIT 99.1
                                                                    ------------


Val Heusinkveld                               Amy Childress
Extended Systems                              Extended Systems Media Relations
208-322-7575, ext. 6276                       208-287-6083
val.heusinkveld@extendedsystems.com           amy.childress@extendedsystems.com

       EXTENDED SYSTEMS REPORTS 13% YEAR-OVER-YEAR REVENUE GROWTH IN THIRD
                             QUARTER OF FISCAL 2004

                       COMPANY EXPECTS GAAP PROFIT FOR Q4

BOISE, Idaho--(April 27, 2004)--Extended Systems Inc. (NASDAQ: XTND), a leading provider of mobile application solutions for the enterprise, today reported net revenue oF $8.3 million for the third quarter of fiscal 2004 ended March 31, 2004, an increase of 13% over net revenue of $7.4 million in the third quarter of fiscal 2003 and a 2% decrease over net revenue of $8.5 million in the second quarter of fiscal 2004.

The Company reported a net loss of $2.1 million, or ($.14) per share, for the third quarter of fiscal 2004 compared to a net loss of $648,000 or ($.05) per share, in the third quarter last year, and a net income of $459,000, or $.03 per share in the second quarter of fiscal 2004.

Pro-forma net income was $419,000, or $.03 per share for the third quarter of fiscal 2004 compared to a pro-forma net income of $327,000, or $.02 per share in the third quarter a year ago and $761,000, or $0.05 per share in the preceding quarter. The adjustments to arrive at pro-forma income for the third quarter of fiscal 2004 include restructuring charges of $117,000 related primarily to severance, $169,000 of non-cash stock compensation, $138,000 of amortization related to purchased intangibles and $2.1 million of expenses related to legal fees and settlement costs for the litigation with Intellisync Corporation (formerly Pumatech, Inc.). Loss from operations on a GAAP basis was $1.9 million. On a pro-forma basis, income from operations was $563,000 and the Company achieved an operating margin of 6.8% on a pro-forma basis. Full details of the Company's financial results are set forth in the attached financial exhibits including tables with detailed reconciliations of pro-forma and GAAP amounts.

Cash and cash equivalents were $7.8 million as of March 31, 2004, compared to $8.8 million as of December 31, 2003 and $3.5 million at June 30, 2003. The decrease in cash during the third quarter was primarily the result of the $2.0 million payment to settle the Intellisync Corporation lawsuit.

"Our third quarter results continued the trend of both growth over the previous year's revenue and profitability on a pro-forma basis," said Charles Jepson, president and CEO. "In the quarter we experienced an increasing trend where our customers moved from a pilot or small trial to deploying our solutions at multiple locations." Jepson added. "We view this as an indicator that our large customers have confidence in Extended Systems to provide mission critical applications to mobile workers."

"We believe that the enabling infrastructure is now in place where enterprises can deploy mobile applications effectively," continued Jepson. "Large organizations are rapidly becoming aware of the benefits and competitive advantages of mobilizing corporate information. Although we expect some fluctuation in market adoption rates, we believe our OneBridge platform is well positioned to take advantage of the growing opportunity for mobile middleware."

OTHER HIGHLIGHTS INCLUDED:

     o Mobilized product ordering systems at 315 Stewart's Shops convenience store locations in New York and Vermont. The handheld ordering system, based on the OneBridge Mobile Solutions platform, saves 100,000 man-hours per year.

     o Licensed the company's OneBridge Mobile Solutions platform to ThyssenKrupp Elevator, the world's third-largest elevator provider.

     o Partnered with Messaging Architects to provide an enterprise-class wireless messaging platform for Novell GroupWise users. This virtually untapped market represents an installed base of more than 30 million seats.

     o Entered into a master alliance arrangement with HP that initiates collaborative marketing efforts on mobile and wireless solutions.

     o Designated by Rogers AT&T, Canada's leading wireless communications service provider, as a preferred vendor to enable the delivery of wireless application data to Rogers AT&T enterprise customers.

     o Released ExtendConnect Mobile Suite, a complete out-of-the-box PC-to-handset synchronization solution tailored specifically to meet the needs of mobile handset manufacturers.

     o   Settled the Intellisync Corporation (formerly Pumatech, Inc.) lawsuit.

BUSINESS OUTLOOK
The Company said that it expects net revenue in the fourth fiscal quarter to range between $8.0 million and $9.1 million, compared with $8.3 million for the third quarter of fiscal 2004 and $7.4 million in the year-ago quarter. The Company expects operating expenses, including cost of license fees and royalties and cost of services, in a range of $7.9 million to $8.1 million for the fourth quarter. GAAP operating profit is expected to range from $100,000 to $1.0 million and pro-forma operating profit for the fourth quarter is expected to range from $490,000 to $1.4 million. GAAP basis earnings per share is expected to be in the range of $.00 to $.05 per share and pro-forma earnings per share is expected to be in a range of $.02 to $.07 per share. This outlook assumes fully diluted shares outstanding of 15.5 million.

NON-GAAP DISCLOSURES
This press release includes financial measures for net income (loss), earnings
(loss) per share and operating income (loss) that exclude certain charges or income and have not been calculated in accordance with GAAP. These measures differ from GAAP in that they exclude restructuring charges, amortization of certain intangibles, non-cash stock compensation, and legal expenses and settlement costs related to the Intellisync Corporation litigation. Management believes that pro-forma results described above are useful for understanding ongoing operations. The Company's management refers to these non-GAAP financial results because they provide meaningful supplemental information regarding the Company's operational performance including the Company's ability to provide cash flows to invest in research and development and fund acquisitions and capital expenditures. Additionally, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. Pro-forma results should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

CONFERENCE CALL
Extended Systems will hold a conference call today at 5 p.m. Eastern Time to discuss its quarterly financial results, business highlights and outlook. Those wishing to participate should call 877-407-9205 (International dial 201-689-8054) at approximately 4:50 p.m. Eastern Time. At this time, management may answer questions concerning business and financial developments and trends, management's current view on revenue and earnings forecasts and other business and financial matters affecting Extended Systems.

A simultaneous live webcast and replay of the call will be available on the Extended Systems' Web site at www.extendedsystems.com in the Investor Relations section on the Conference Call page and at www.vcall.com. A replay of the call will also be available by telephone through April 29, 2004 at 877-660-6853 (International dial 201-612-7415), account number 1628 and conference ID number 101221.

ABOUT EXTENDED SYSTEMS
Extended Systems provides the expertise, strategy and solutions to help enterprise organizations streamline their business processes through mobile technology. The Company's OneBridge mobile solutions suite enables companies to mobilize critical enterprise applications such as e-mail, field service, sales force automation, enterprise resource planning and customer relationship management. Extended Systems has more than 2,500 enterprise customers worldwide and key alliance relationships with Avaya, EDS, HP, Microsoft, Motorola, Nokia, palmOne, PalmSource, Sharp, Siemens, Software AG, Sony Ericsson, Symbian and Toshiba.

Founded in 1984, Extended Systems has offices and subsidiaries in the United States and worldwide. For more information, call 1-800-235-7576 or visit the Company Web site.

                                       ###

This press release contains forward-looking statements, including statements relating to the Company's position as a leading provider of mobile solutions for the enterprise; the Company's ability to benefit from the growing mobile middleware market; the Company's ongoing relationships with Stewart's Shops, ThysssenKrupp Elevator, Messaging Architects, HP, and Rogers AT&T; and the Company's expectations for net revenue, operating expenses, operating profit
(loss), and earnings (loss) per share. These statements are subject to risks and uncertainties. These risks and uncertainties include the success of the Company's customer relationships and other key business relationships, overall economic conditions and the level of information technology spending by existing and potential customers, the timing of purchases by significant customers, the perceived and realized benefits of mobile devices, the acceptance of specific industry-wide standards and protocols, the timely development and acceptance of new products and technologies, the risks associated with development of new products and product enhancements, the impact of competitive products and pricing, continued growth in the markets for our products, the risks associated with international sales and operations and other risks as detailed from time-to-time in the Company's SEC filings, including its 2003 Annual Report on Form 10-K filed on September 29, 2003 and 2004 Quarterly Reports on Form 10-Q.

EXTENDED SYSTEMS INCORPORATED

CONSOLIDATED STATEMENT OF OPERATIONS DATA
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                                                                THREE MONTHS ENDED MARCH 31,        NINE MONTHS ENDED MARCH 31,
                                                               ------------------------------      ------------------------------
                                                                   2004              2003              2004              2003
                                                               ------------      ------------      ------------      ------------
Revenue:
    License fees and royalties ...........................     $      6,076      $      5,696      $     18,904      $     16,012
    Services and other ...................................            2,231             1,665             5,465             4,141
                                                               ------------      ------------      ------------      ------------
         Total net revenue ...............................     $      8,307      $      7,361      $     24,369      $     20,153

Costs and expenses:
    Cost of license fees and royalties ...................              132                99               358               317
    Cost of services and other ...........................              911               785             2,704             2,311
    Research and development .............................            1,669             1,709             4,595             5,558
    Acquired in-process research and development .........             --                --                --                 430
    Marketing and sales ..................................            3,901             3,830            11,541            10,761
    General and administrative ...........................            1,131               814             3,395             2,763
    Restructuring charges ................................              117               361             1,446               497
    Patent litigation fees, license and settlement .......            2,080               426             3,425               984
    Non-cash stock compensation ..........................              169              --                 337              --
    Amortization of purchased technology .................              138               188               482               537
                                                               ------------      ------------      ------------      ------------
        Total costs and expenses .........................           10,248             8,212            28,283            24,158
        Income (loss) from operations ....................           (1,941)             (851)           (3,914)           (4,005)
Other income (expense), net ..............................                4                42                46               (58)
Gain on sale of land .....................................             --                --               1,058              --
Interest expense .........................................             (139)              (65)             (318)             (264)
                                                               ------------      ------------      ------------      ------------
        Income (loss) before income taxes ................           (2,076)             (874)           (3,128)           (4,327)
Income tax provision (benefit) ...........................                9               (79)               22              (133)
                                                               ------------      ------------      ------------      ------------
        Income (loss) from continuing operations .........           (2,085)             (795)           (3,150)           (4,194)

Income from discontinued operations, net of tax ..........             --                 147                88               316
                                                               ------------      ------------      ------------      ------------
        Net income (loss) ................................     $     (2,085)     $       (648)     $     (3,062)     $     (3,878)
                                                               ============      ============      ============      ============

Earnings (loss) per share from continuing operations:
    Basic ................................................     $      (0.14)     $      (0.06)     $      (0.22)     $      (0.31)
    Diluted ..............................................     $      (0.14)     $      (0.06)     $      (0.22)     $      (0.31)

Earnings per share from discontinued operations:
    Basic ................................................     $       0.00      $       0.01      $       0.00      $       0.02
    Diluted ..............................................     $       0.00      $       0.01      $       0.00      $       0.02

Earnings (loss) per share:
    Basic ................................................     $      (0.14)     $      (0.05)     $      (0.22)     $      (0.29)
    Diluted ..............................................     $      (0.14)     $      (0.05)     $      (0.22)     $      (0.29)

Number of shares used in per share calculations:
    Basic ................................................           14,601            13,821            14,236            13,221
    Diluted ..............................................           14,601            13,821            14,236            13,221

                                      -5-

EXTENDED SYSTEMS INCORPORATED

RECONCILIATION OF GAAP TO PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                                                                                THREE MONTHS ENDED MARCH 31,
                                                          ------------------------------------------------------------------------
                                                                         2004                                   2003
                                                          ---------------------------------      ---------------------------------
                                                           GAAP                    PRO-FORMA      GAAP                    PRO-FORMA
                                                          RESULTS     ADJUSTMENTS   RESULTS      RESULTS     ADJUSTMENTS   RESULTS
                                                          -------     -----------   -------      -------     -----------   -------
Revenue:
License fees and royalties ...........................    $  6,076     $   --       $  6,076     $  5,696     $   --       $  5,696
Services and other ...................................       2,231         --          2,231        1,665         --          1,665
                                                          --------     --------     --------     --------     --------     --------


    Total net revenue ................................       8,307         --          8,307        7,361         --          7,361
Costs and expenses:
    Cost of license fees and royalties ...............         132         --            132           99         --             99
    Cost of services and other .......................         911         --            911          785         --            785
    Research and development .........................       1,669         --          1,669        1,709         --          1,709
    Acquired in-process research and development .....        --           --           --           --           --           --
    Marketing and sales ..............................       3,901         --          3,901        3,830         --          3,830
    General and administrative .......................       1,131         --          1,131          814         --            814
    Restructuring charges ............................         117         (117) A      --            361         (361) A      --
    Patent litigation fees, license and settlement ...       2,080       (2,080) B      --            426         (426) B      --
    Non-cash stock compensation ......................         169         (169) C      --           --           --    C      --
    Amortization of purchased technology .............         138         (138) D      --            188         (188) D      --
                                                          --------     --------     --------     --------     --------     --------
        Total costs and expenses .....................      10,248       (2,504)       7,744        8,212         (975)       7,237

        Income (loss) from operations ................      (1,941)       2,504          563         (851)         975          124

Other income (expense), net ..........................           4         --              4           42         --             42
Gain on sale of land .................................        --           --           --           --           --           --
Interest expense .....................................        (139)        --           (139)         (65)        --            (65)
                                                          --------     --------     --------     --------     --------     --------
        Income (loss) before income taxes ............      (2,076)       2,504          428         (874)         975          101
Income tax provision (benefit) .......................           9         --              9          (79)        --            (79)
                                                          --------     --------     --------     --------     --------     --------
        Income (loss) from continuing operations .....      (2,085)       2,504          419         (795)         975          180
Income from discontinued operations, net of tax ......        --           --           --            147         --            147
                                                          --------     --------     --------     --------     --------     --------
        Net income (loss) ............................    $ (2,085)    $  2,504     $    419     $   (648)    $    975     $    327
                                                          ========     ========     ========     ========     ========     ========

Earnings (loss) per share from continuing operations:
    Basic ............................................    $  (0.14)                 $   0.03     $  (0.06)                 $   0.01
    Diluted ..........................................    $  (0.14)                 $   0.03     $  (0.06)                 $   0.01

Earnings per share from discontinued operations:
    Basic ............................................    $   0.00                  $   0.00     $   0.01                  $   0.01
    Diluted ..........................................    $   0.00                  $   0.00     $   0.01                  $   0.01

Earnings (loss) per share:
    Basic ............................................    $  (0.14)                 $   0.03     $  (0.05)                 $   0.02
    Diluted ..........................................    $  (0.14)                 $   0.03     $  (0.05)                 $   0.02

Number of shares used in per share calculations:
    Basic ............................................      14,601                    14,601       13,821                    13,821
    Diluted ..........................................      14,601                    15,347       13,821                    13,825

PRO-FORMA ADJUSTMENTS:

A) Restructuring charges.

B) Litigation fees, license and settlement payment related to our lawsuit with Intellisync Corporation.

C) Amortization of compensation expense for restricted stock awards granted to key employees and directors.

D) Amortization of purchased technology related to our prior acquisitions of ViaFone, Advance Systems Limited, and Rand Software Corporation.

EXTENDED SYSTEMS INCORPORATED

RECONCILIATION OF GAAP TO PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                                                                                NINE MONTHS ENDED MARCH 31,
                                                          ------------------------------------------------------------------------
                                                                         2004                                   2003
                                                          ---------------------------------      ---------------------------------
                                                           GAAP                    PRO-FORMA      GAAP                    PRO-FORMA
                                                          RESULTS     ADJUSTMENTS   RESULTS      RESULTS     ADJUSTMENTS   RESULTS
                                                          -------     -----------   -------      -------     -----------   -------
Revenue:
License fees and royalties ...........................    $ 18,904     $   --       $ 18,904     $ 16,012     $   --       $ 16,012
Services and other ...................................       5,465         --          5,465        4,141         --          4,141
                                                          --------     --------     --------     --------     --------     --------
    Total net revenue ................................      24,369         --         24,369       20,153         --         20,153
Costs and expenses:
    Cost of license fees and royalties ...............         358         --            358          317         --            317
    Cost of services and other .......................       2,704         --          2,704        2,311         --          2,311
    Research and development .........................       4,595         --          4,595        5,558         --          5,558
    Acquired in-process research and development .....        --           --           --            430         (430) F      --
    Marketing and sales ..............................      11,541         --         11,541       10,761         --         10,761
    General and administrative .......................       3,395          (62) E     3,333        2,763         --    E     2,763
    Restructuring charges ............................       1,446       (1,446) A      --            497         (497) A      --
    Patent litigation fees, license and settlement ...       3,425       (3,425) B      --            984         (984) B      --
    Non-cash stock compensation ......................         337         (337) C      --           --           --    C      --
    Amortization of purchased technology .............         482         (482) D      --            537         (537) D      --
                                                          --------     --------     --------     --------     --------     --------
        Total costs and expenses .....................      28,283       (5,752)      22,531       24,158       (2,448)      21,710

        Income (loss) from operations ................      (3,914)       5,752        1,838       (4,005)       2,448       (1,557)

Other income (expense), net ..........................          46         --             46          (58)        --            (58)
Gain on sale of land .................................       1,058       (1,058)        --           --           --           --
Interest expense .....................................        (318)        --           (318)        (264)        --           (264)
                                                          --------     --------     --------     --------     --------     --------
        Income (loss) before income taxes ............      (3,128)       4,694        1,566       (4,327)       2,448       (1,879)
Income tax provision (benefit) .......................          22         --             22         (133)        --           (133)
                                                          --------     --------     --------     --------     --------     --------
        Income (loss) from continuing operations .....      (3,150)       4,694        1,544       (4,194)       2,448       (1,746)
Income from discontinued operations, net of tax ......          88         --             88          316         --            316
                                                          --------     --------     --------     --------     --------     --------
        Net income (loss) ............................    $ (3,062)    $  4,694     $  1,632     $ (3,878)    $  2,448     $ (1,430)
                                                          ========     ========     ========     ========     ========     ========

Earnings (loss) per share from continuing operations:
    Basic ............................................    $  (0.22)                 $   0.11     $  (0.31)                 $  (0.13)
    Diluted ..........................................    $  (0.22)                 $   0.11     $  (0.31)                 $  (0.13)

Earnings per share from discontinued operations:
    Basic ............................................    $   0.00                  $   0.00     $   0.02                  $   0.02
    Diluted ..........................................    $   0.00                  $   0.00     $   0.02                  $   0.02

Earnings (loss) per share:
    Basic ............................................    $  (0.22)                 $   0.11     $  (0.29)                 $  (0.11)
    Diluted ..........................................    $  (0.22)                 $   0.11     $  (0.29)                 $  (0.11)

Number of shares used in per share calculations:
    Basic ............................................      14,236                    14,236       13,221                    13,221
    Diluted ..........................................      14,236                    14,824       13,221                    13,221

PRO-FORMA ADJUSTMENTS:

A) Restructuring charges.

B) Litigation fees, license and settlement payment related to our lawsuit with Intellisync Corporation.

C) Amortization of compensation expense for restricted stock awards granted to key employees and directors.

D) Amortization of purchased technology related to our prior acquisitions of ViaFone, Advance Systems Limited, and Rand Software Corporation.

E) Legal and other professional services costs of $575,000 related to failed acquisition activities and the reversal of $513,000 of accrued professional services costs related to the failed merger with Palm, Inc. in 2001.

F) Acquired in-process research and development incurred in connection with our acquisition of ViaFone.

EXTENDED SYSTEMS INCORPORATED

CONSOLIDATED BALANCE SHEET DATA
(IN THOUSANDS, EXCEPT PAR VALUE PER SHARE AMOUNTS)
(UNAUDITED)

                                                                                          MARCH 31,            JUNE 30,
                                                                                            2004                 2003
                                                                                        ------------         ------------
ASSETS
Current:
    Cash and cash equivalents ..................................................        $      7,756         $      3,502
    Receivables, net of allowances of $392 and $831 ............................               6,292                5,644
    Prepaid and other ..........................................................                 961                  966
                                                                                        ------------         ------------
        Total current assets ...................................................              15,009               10,112
Property and equipment, net ....................................................               4,362                5,293
Goodwill .......................................................................              12,489               12,489
Intangibles, net ...............................................................                 715                1,197
Other long-term assets .........................................................                 134                 --
                                                                                        ------------         ------------
        Total assets ...........................................................        $     32,709         $     29,091
                                                                                        ============         ============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current:
    Accounts payable ...........................................................        $      2,153         $      2,314
    Accrued expenses ...........................................................               3,674                2,888
    Deferred revenue ...........................................................               3,168                2,961
    Accrued restructuring ......................................................                 312                  722
    Current portion of long-term debt ..........................................                 434                  434
    Current portion of capital leases ..........................................                  24                   22
                                                                                        ------------         ------------
        Total current liabilities ..............................................               9,765                9,341
                                                                                        ------------         ------------
Non-current:
    Long-term debt .............................................................               4,800                  325
    Capital leases .............................................................                  24                   42
    Other long-term liabilities ................................................                 133                  127
                                                                                        ------------         ------------
        Total non-current liabilities ..........................................               4,957                  494
                                                                                        ------------         ------------
        Total liabilities ......................................................        $     14,722         $      9,835

Stockholders' equity:
    Preferred Stock; $0.001 par value per share, 5,000 shares authorized; no
        shares issued or outstanding ...........................................                --                   --
    Common stock; $0.001 par value per share, 75,000 shares authorized;
        14,665 and 13,977 shares issued and outstanding ........................                  15                   14
    Additional paid-in capital .................................................              47,045               44,481
    Treasury stock; $0.001 par value per share, 17 and 261 common shares .......                --                   --
    Accumulated deficit ........................................................             (26,945)             (23,884)
    Unamortized stock-based compensation .......................................                (413)                --
    Accumulated other comprehensive loss .......................................              (1,715)              (1,355)
                                                                                        ------------         ------------
        Total stockholders' equity .............................................              17,987               19,256
                                                                                        ------------         ------------
        Total liabilities and stockholders' equity .............................        $     32,709         $     29,091
                                                                                        ============         ============

EXTENDED SYSTEMS INCORPORATED

RECONCILATION OF GAAP TO PRO-FORMA BUSINESS OUTLOOK
(IN THOUSANDS)
(UNAUDITED)

OPERATING PROFIT
Projected Q4 FY04 GAAP operating profit:                        $100 - $1,000
Plus Non-GAAP items:
  Non-cash stock compensation                                            $200
  Amortization of purchased technology                                   $140
  Restructuring charges                                                   $50
                                                       -----------------------
Projected Q4 FY04 Non-GAAP operating profit:                    $490 - $1,390
                                                       =======================

EARNINGS PER SHARE
Projected Q4 FY04 GAAP earnings per share:                      $0.00 - $0.05
Plus Non-GAAP items:
  Non-cash stock compensation                                           $0.01
  Amortization of purchased technology                                  $0.01
  Restructuring charges                                                 $0.00
                                                       -----------------------
Projected Q4 FY04 Non-GAAP earnings per share:                  $0.02 - $0.07
                                                       =======================